                                                                     EXHIBIT 1.1


                               5,000,000 SHARES

                         IMH COMMERCIAL HOLDINGS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                August ___, 1997


PAINEWEBBER INCORPORATED
STIFEL, NICOLAUS & COMPANY INCORPORATED
EVEREN SECURITIES, INC.
OPPENHEIMER & CO., INC.
c/o PaineWebber Incorporated
1235 Avenue of the Americas
New York, New York 10019

Dear Sirs:

          IMH Commercial Holdings, Inc., a Maryland corporation (the "Company"), proposes to sell an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to you, as representatives (the "Representatives") of the several underwriters set forth on Schedule I hereto (collectively, the "Underwriters"). The Company has also agreed to grant to you an option (the "Option") to purchase up to an additional 750,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

          The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by

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this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

          In connection with the organization of the Company and of Imperial Commercial Capital Corporation, a [California] corporation ("ICCC"), the following organi zational transactions (the "Contribution Transactions") took place among the Company, Imperial Credit Mortgage Holdings, Inc., a Maryland corporation ("IMH") and ICCC: (i) in February 1997, IMH purchased, for $500,000, all of the non-voting preferred stock of ICCC (the "ICCC Preferred Stock"), which represents 95% of the economic interest in ICCC, and certain of the Company's officers purchased all of the outstanding common stock of ICCC, which represents 5% of the economic interest in ICCC; (ii) in February 1997, certain officers and directors of the Company, as a group, purchased 300,000 shares of the Company's Common Stock and IMH purchased 299,000 shares of the Company's Common Stock (collectively, the "Company's Restricted Shares"); (iii) in March 1997, IMH lent the Company $15.0 million evidenced by a promissory note convertible into shares of the non-voting Class A Convertible Preferred Stock of the Company (the "ICH Preferred Stock") at the rate of one share of ICH Preferred Stock for each $5.00 principal amount of said note (the "Conversion Rate"); (iv) in March 1997, IMH convert ed the aforementioned $15.0 million principal amount promissory note into an aggregate of 3,000,000 shares of ICH Preferred Stock; all ICH Preferred Stock is automati cally convertible upon the closing of the public offering into that number of shares of the Company's Common Stock determined by multiplying the number of shares of ICH Preferred Stock to be converted by a fraction, the numer ator of which is $5.00 and the denominator of which is the initial public offering price; notwithstanding the foregoing, consistent with the Company's classification as a real estate investment trust for federal income tax purposes (a "REIT"), IMH shall not be entitled to have converted into the Company's Common Stock more than that number of shares of ICH Preferred Stock whereby IMH would own, immediately after such conversion, greater than 9.8%

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of the Company's outstanding Common Stock; any shares of ICH Preferred Stock not converted into the Company's Common Stock upon the Closing Date (as defined in Section 2 hereof) shall on such date automatically convert into shares of the Company's non-voting Class A Common Stock (the "ICH Class A Stock") at the same rate as the ICH Preferred Stock converted into Common Stock on the Clos ing
Date; and (v) in April 1997, IMH exchanged the 299,000 shares of the Company's Restricted Shares held by it for an equivalent number of shares of ICH Class A Stock.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (File No. 333-25423) including a preliminary prospectus relating to the Company for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form S-11 and such amended prospectuses as may have been required to the date hereof. The term "preliminary prospectus" means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regula tions included at any time as part of the registration statement. The term "Registration Statement" means the registration statement declared effective by the Commis sion on July [__], 1997 (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included therein by Rule 430A or Rule 424, and all documents, if any, incorporated therein by refer ence and including any post-effective amendments that become effective prior to the Closing Date. The term "Prospectus" means the prospectus of the Company in the form filed with the Commission pursuant to Rule 424 of the Rules and Regulations as from time to time amended or supplemented, or, if no such filing is required, the form of final prospectus included in the Registration State ment at the Effective Date including any information deemed to be included therein by Rule 430A. The Prospec tus, brochures, wrappers and other materials, if any, preceded or accompanied by the Prospectus, any letters and other informational material sent to securities dealers, commercial banks and other nominees and other offering materials and information that the Company may use specifically in connection with the solicitation

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contemplated by this Agreement, approve, prepare or authorize for use in connection with the public offering, are collectively referred to hereinafter as the "Offering Materials."


          The Company confirms as follows its agreements with the Underwriters.

          1.  Agreement to Sell and Purchase.
              ------------------------------

               (a) On the basis of the representations, warranties and agreements of the Company, ICCC, IMH and others herein contained and subject to all the terms and condition of this Agreement, the Company agrees to sell to each Underwriter named below, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Underwriters and the Company, in accordance with Section l(c) or l(d) of this Agreement and set forth in the Price Determination Agree ment, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such addi tional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 here of. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule I may be attached to the Price Determination Agreement.

               (b) Subject to all the terms and condi tions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 750,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time or from time to time on or before the 45th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 45th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Underwriters to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option

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Shares to be purchased and the time and date for such purchase.  On the Option
Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Under writers in such manner as they deem advisable to avoid fractional shares.

               (c) If the Company has elected not to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration State ment (as hereinafter defined) containing such per share price information shall be filed before the Registration Statement becomes effective.

               (d) If the Company has elected to rely on Rule 430A, the initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determi nation Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement becomes effective, this Agreement shall termi nate forthwith, without liability of any party to any other party except that Sections 5 and 7 shall remain in effect.

          2.  Delivery and Payment.
              --------------------

          Delivery of the Firm Shares shall be made to the Underwriters against payment of the purchase price by credit to the account of the Company with the Depository Trust Company. Such payments shall be made at 10:00 a.m., New York City time, on August __, 1997 at the offices of PaineWebber Incorporated, New York, New York, or at such time on such other date as may be agreed upon by the Company and the Underwriters, but in no event later than 10 days after such date (such date is herein after referred to as the "Closing Date").

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          To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice. The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Under writer and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

          3.  Representations and Warranties.
              ------------------------------

                (a) Each of the Company, ICCC, REIT Advisors, Inc., a __________ corporation (the "Manager"), and IMH represents and warrants to, and agrees with, the Underwriters that:

                      (i) The Company meets the re quirements for use of Form S-11 under the Secu rities Act and the Rules and Regulations. If the registration statement relating to the registration of the Shares under the Securities Act has not become effective, a further amend ment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after the execution and delivery of the Price Determination Agreement. On the Ef fective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if lat-

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     er, the Option Closing Date, and when any post-effective amendment to the
     Registration State ment becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement contains or will contain all statements required to be stated therein in accordance with, and complies or will comply in all material respects with, the requirements of the Securities Act and the Rules and Regulations and does not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the state ments therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date, and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue state ment of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this Section 3(a)(i) do not apply to any state ments or omissions made in reliance on and in conformity with information relating to any Underwriter (as set forth in Section 7(f) fur nished in writing to the Company by the Under writers specifically for inclusion in the Reg istration Statement or Prospectus or any amend ment or supplement thereto. For all purposes of this Agreement, the legend, if any, regard ing stabilization set forth on the inside front cover page of the Prospectus, the names of the Underwriters and the amounts of the selling concession and reallowance set forth in the Prospectus under the caption "Underwriting" and the identification of counsel to the Underwrit ers in the Prospectus under the caption "Legal Matters" constitute the only information relat ing to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus.

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                       (ii)  The only subsidiaries (as defined in the Rules and
     Regulations) of the Company are ICCC and the other subsidiaries, if any, listed on Exhibit 21.1 to the Registration Statement (the "Subsidiaries"). Each of the Company and the Subsidiaries is, and at the Closing Date or, if later, at the Option Clos ing Date, will be, a corporation duly orga nized, validly existing and in good standing under the laws of the jurisdiction of incorpo ration; each of the Company and the Subsidiar ies has, and at the Closing Date or, if later, at the Option Closing Date, will have, full power and authority to conduct all the respec tive activities conducted by them, to own or lease the assets owned or leased respectively by them and to conduct their respective business as described in the Registration Statement and the Prospectus; each of the Company and the Subsidiaries is, and at the Closing Date or, if later, at the Option Closing Date, will be, duly qualified to do business in each juris diction wherein they own or lease real property or in which the conduct of their business re quires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the Company or any of its Subsidiaries or their respective business, properties, business prospects, con dition (financial or otherwise) or results of operations (a "Material Adverse Effect").

                      (iii) All of the outstanding shares of the capital stock of the Subsidiar ies, including but not limited to the ICCC Preferred Stock, have been duly authorized and validly issued and are fully paid and non-as sessable and are owned by the Company to the extent as is described in the Prospectus, free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Sub sidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date and, if later, at the Option Clos ing Date, will not own, directly or indirectly, any shares of stock of any other equity or long-term debt securities of any corporation or

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     have any equity interest in any firm, partner ship, joint venture, association or other enti ty. Complete and correct copies of the charter and of the by-laws of the Company and its Sub sidiaries and all amendments thereto have been filed as Exhibits to the Registration Statement or delivered to the Underwriters or their coun sel, and no changes therein will be made subse quent to the date hereof and prior to the Clos ing Date or, if later, the Option Closing Date, except such as the Underwriters shall approve or as may be necessary for the Company to qual ify as a REIT under the Code (as such term is hereinafter defined).

                      (iv) All of the outstanding shares of the capital stock of the Company, including but not limited to the Company's Restricted Shares, the ICH Class A Stock and the ICH Preferred Stock, have been duly autho rized, validly issued, fully paid and non-as sessable and will not be subject to any preemp tive or similar right. The Shares have been duly authorized by all requisite action on the part of the Company for issuance and sale pur suant to the terms of this Agreement and, when issued and delivered by the Company pursuant to the terms of this Agreement against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of the Shares is not subject to any preemptive rights. Except as set forth in the Prospectus, there are no, and at the Closing Date or, if later, at the Option Closing Date, there will not be, any op tions to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts, commit ments, plans or arrangements to issue or sell, any shares of capital stock of the Company, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations. The description of the Company's dividend reinvestment plan, stock option and

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     other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accu rately presents the information required to be shown with respect to such plans, arrangements, options and rights.

                        (v) The financial statements and schedules included in the Registration Statement or the Prospectus present the consol idated financial condition of the Company as of the respective dates thereof and the consoli dated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a con sistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The pro forma financial statements and other pro forma financial information in cluded in the Registration Statement or the Prospectus (A) present in all material respects the information shown therein, (B) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (C) have been proper ly computed on the basis described therein. No other financial statements or schedules of the Company are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Secu rities Act and the Rules and Regulations. The statements included in the Registration State ments with respect to the Accountants pursuant to Item 509 of Regulation S-K of the Rules and Regulations are true and correct in all materi al respects. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Financial Data" fairly present the information set forth there in on the basis stated in the Registration Statement.

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                       (vi)  Each the Company and the Subsidiaries maintains a
     system of internal ac counting controls sufficient to provide rea sonable assurance that (A) transactions are executed in accordance with management's gener al or specific authorization, and (B) transac tions are recorded as necessary to permit prep aration of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets.

                      (vii) Subsequent to the respec tive dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, at the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (A) there has not been any change in the capitalization of the Company, or in the business, properties, business pros pects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoev er, (B) neither the Company nor any of its Subsidiaries has incurred any material liabili ties or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to this Agreement and the transactions referred to herein, and (C) the Company has not paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                     (viii) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus under the caption "Business" will not be, an "investment company," an entity "controlled" by an "invest ment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                       (ix) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings

                                       11
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     pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respec tive officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

                        (x) Each of the Company and its Subsidiaries has, and at the Closing Date or, if later, at the Option Closing Date, will have,
     (A) all governmental licenses, permits, consents, orders, approvals and other authori zations necessary to carry on its business as contemplated in the Prospectus, (B) complied in all respects with all laws, regulations and orders applicable to it or its business and (C) performed all its obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, the effect of any of which, individu ally or in the aggregate, might result in a Material Adverse Effect. To the knowledge of the Company and each of its Subsidiaries, no other party under any contract or other agree ment to which it is a party is in default in any respect thereunder. Neither the Company nor any of its Subsidiaries is, nor at the Closing Date or, if later, at the Option Clos ing Date, will any of them be, in violation of any provision of its charter or by-laws.

                       (xi) The Company has full corporate power and authority to enter into this Agreement; the Management Agreement (the "Man agement Agreement"), effective as of the Clos ing Date, between the Company and the Manager; the Servicing Agreement, dated February 5, 1997, (the "Servicing Agreement"), between the Company and ICCC; the Assignment of Lease (the

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     "Lease Assignment"), dated August [__], 1997 among ICCC, ICI Funding
     Corporation and the Company; the Non-Competition Agreement (the "Non-Competition Agreement"), among the Compa ny, ICCC, ICI Funding Corporation and IMH; the Right of First Refusal Agreement, effective as of the Closing Date (the "Right of First Refus al Agreement") among the Company, the Manager, ICCC, ICI Funding Corporation and IMH; and the Contribution Agreement among the Company, IMH and ICCC. The Management Agreement, the Ser vicing Agreement, the Lease Assignment, the Contribution Agreement, the Right of First Refusal Agreement and the Non-Competition Agreement are collectively referred to as the "Company Agreements." Each of this Agreement and the Company Agreements has been duly autho rized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by the Company of, and the performance by the Company of its obligations under, each of this Agreement and the Company Agreements, the con summation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the cre ation or imposition of any lien, charge or encumbrance upon any of the assets of the Com pany or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the accelera tion of any obligation under, the charter or by-laws of the Company or any of its Subsidiar-

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     ies, any contract or other agreement to which the Company or any of its
     Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmen tal agency or body applicable to the business or properties of the Company or any of its Subsidiaries the effect of any of which, indi vidually or in the aggregate, would be to have a Material Adverse Effect.

                      (xii) No consent, approval, au thorization or order of, or any filing or dec laration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in con nection with the execution, delivery and per formance of this Agreement or the Company Agreements by the Company or in connection with the taking by the Company of any other action contemplated hereby or thereby, except such as have been obtained under the Securities Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD").

                     (xiii) Each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances, mortgages, security interests, claims or restrictions, except such as are described in, or contemplat ed by, the Prospectus. Each of the Company and its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not mate rially interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries.

                      (xiv) There is no document or contract of a character required to be de scribed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and deliv ered by the Company or such Subsidiary, consti tute valid and binding agreements of the Compa ny or such Subsidiaries and are enforceable against the Company or such Subsidiary in ac cordance with the terms thereof.

                       (xv) No statement, representa tion, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be de livered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

                      (xvi) Neither the Company nor, to the knowledge of the Company, any of its di rectors, officers or controlling persons has taken, directly or indirectly, any action in tended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or which has constituted, stabi lization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                     (xvii) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                    (xviii) The Shares have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

                      (xix) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

                       (xx) The Company and its Sub sidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their re spective businesses as described in the Pro spectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

                      (xxi) Neither the Company nor, to the knowledge of the Company, any officers, directors, employees or agents acting on behalf of the Company has at any time (A) made any contributions to any candidate for political office in violation of law, or failed to dis close fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordi nance requiring such disclosure, (B) made any payment to any local, state, Federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed under applicable law, (C) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company sells or from which the Company buys products for the purpose of influ encing such agent or person to buy products from or sell products to the Company, or (D), except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transac tions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company.

                     (xxii) As of the Closing Date and, if later, as of the Option Closing Date, the

     Company and its Subsidiaries will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it proposes to engage as described in the Prospectus; neither the Compa ny nor any Subsidiary has been refused any in surance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insur ers as may be necessary to continue its pro posed business at a cost that would not result in a Material Adverse Effect.

                    (xxiii) As of the Closing Date or, if later, as of the Option Closing Date, the Company has conducted its operations in a manner so as to enable it to elect to be qualified as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to operate in a manner so as to continue to remain to be able to be so qualified.

                     (xxiv) The Company has complied with all of the provisions of (including, without limitation, filing all forms required by) Section
     517.075 of the Florida Securities and Investor Protection Act and Regulation 3E900.001 issued thereunder with respect to the offering and sale of the Shares.

                      (xxv) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus under the caption "Business" will not be, a "broker" within the meaning of Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

                   (b) Each of the Company, ICCC, the Manager and IMH represents and warrants to, and agrees with, the Underwriters as of the Closing Date and, if later, as of the Option Closing Date, that:

                        (i) ICCC has full corporate power and authority to enter into this Agreement, the Servicing Agreement, the Lease As signment, the Right of First Refusal Agreement, the Non-Competition Agreement and the Contri bution Agreement. The Servicing Agreement, the Lease Assignment, the Contribution Agreement, and any other Company Agreements to which ICCC, ICIFC and the Irvine Company is a party are collectively referred to as the "ICCC Agreements." Each of this Agreement and the ICCC Agreements has been duly authorized, executed and delivered by ICCC and constitutes a valid and binding agreement of ICCC and is enforce able against ICCC in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by ICCC of, and the performance by ICCC of its obligations under, each of this Agreement and the ICCC Agreements, the consummation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of ICCC pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles or by-laws of ICCC, any contract or other agreement to which ICCC is a party or by which ICCC or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of ICCC the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

                       (ii) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the ICCC Agreements by ICCC or in connection with the taking by ICCC of any other action contemplated hereby or thereby, except such as have been obtained.

                      (iii) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of ICCC, threat ened against or affecting ICCC or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

                        (iv) No statement, representa tion, warranty or covenant made by ICCC in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

                         (v) Neither ICCC nor, to the knowledge of ICCC, any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                        (vi) No holder of securities of ICCC has rights to the registration of any securities of the Company or ICCC because of the filing of the Registration Statement.

                       (vii) Neither ICCC nor, to the knowledge of ICCC, any officers, directors, employees or agents acting on behalf of ICCC has at any time (A) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (B) made any payment to any local, state, Federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed under applicable law, (C) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which ICCC sells or from which ICCC buys products for the purpose of influencing such agent or person to buy products from or sell products to ICCC, or (D), except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transac tions, bank accounts and funds which have been and are reflected in the normally maintained books and records of ICCC.

                (c) The Manager represents and warrants to, and agrees with, the Underwriters as of the Closing Date and, if later, as of the Option Closing Date, that:

                       (i) The Manager has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of incorporation, has full power and authority to conduct all the activities conducted by it, to own or lease the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business re quires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect.

                       (ii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (A) there has not been any change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Manager, arising for any reason whatsoever and (B) the Man ager has not incurred any material liabilities or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to this Agreement and the transactions referred to herein.

                      (iii) The Manager, if operated in the manner described in the Prospectus under the caption "Business" and "REIT Advisors, Inc.," will not be an "investment adviser," as such term is defined in the Investment Advisers Act of 1940.

                       (iv) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Manager, threatened against or affecting the Manager or any of its officers in their capacity as such, before or by any Federal or state court, com mission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

                        (v) The Manager has (A) all governmental licenses, permits, consents, or ders, approvals and other authorizations neces sary to carry on its business as contemplated in the Prospectus, (B) complied in all respects with all laws, regulations and orders applicable to it or its business and
     (C) performed all its obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agree ment, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, the effect of any of which, individually or in the aggregate, might result in a Material Adverse Effect. To the knowledge of the Manager, no other party under any contract or other agree ment to which it is a party is in default in any respect thereunder. The Manager is not in violation of any provision of its charter or by-laws.

                       (vi) The Manager has full corporate power and authority to enter into this Agreement, the Management Agreement, the Right of First Refusal Agreement and the Submanagement Agreement, dated as of August [___], 1997, among the Manager, ICH and ICCC (the "Submanagement Agreement"). The Management Agreement, the Right of First Refusal Agreement, the Submanagement Agreement and each other Company Agreement to which the Manager is a party are collectively referred to as the "Manager Agreements." Each of this Agreement and the Manager Agreements has been duly autho rized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager and is enforceable against the Manager in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by the Manager of, and the performance by the Manager of its obligations under, each of this Agreement and the Manager Agreements, the con summation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Manager pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of organization or operating agreement of the Manager, any contract or other agreement to which the Manager is a party or by which the Manager or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other gov ernmental agency or body applicable to the business or properties of the Manager the ef fect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

                      (vii) No consent, approval, au thorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the Manager Agreements by the Manager or in connection with the taking by the Manager of any other action contemplated hereby or thereby, except such as have been obtained.

                     (viii) No statement, representation, warranty or covenant made by the Manager in this Agreement or made in any certificate or document required by this Agreement to be de livered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

                       (ix) Neither the Manager nor, to the knowledge of the Manager, any of its directors, officers or controlling persons has tak en, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or which has constituted, stabi lization or manipulation of the price of any security of the Manager to facilitate the sale or resale of the Shares.

                (d) IMH represents and warrants to, and agrees with, the Underwriters as of the Closing Date and, if later, as of the Option Closing Date, that:

                        (i) IMH has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of incorporation, has full power and authority to conduct all the activities conducted by it, to own or lease the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect.

                       (ii) IMH has full corporate power and authority to enter into this Agreement, the Non-Competition Agreement, the Right of First Refusal Agreement, the Contribution Agreement and the Submanagement Agreement. The Contribution Agreement, the Right of First Refusal Agreement, the Non-Competition Agree ment, the Submanagement Agreement and any other Company Agreements to which IMH is a party are collectively referred to as the "IMH Agreements." Each of this Agreement and the IMH Agreements has been duly authorized, executed and delivered by IMH and constitutes a valid and binding agreement of IMH and is enforceable against IMH in accordance with its terms, ex cept as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affect ing creditors' rights generally and moratorium laws in effect from time to time and by equita ble principles restricting the availability of equitable remedies. The execution and delivery by IMH of, and the performance by IMH of its obligations under, each of this Agreement and IMH Agreements, the consummation of the trans-actions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of IMH pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obli gation under, the charter or by-laws of IMH, any contract or other agreement to which IMH is a party or by which IMH or any of its proper ties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of IMH the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

                      (iii) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the IMH Agreements by or in connection with the taking by IMH of any other action contemplated hereby or thereby, except such as have been obtained.

                       (iv) No statement, representation, warranty or covenant made by IMH in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

                        (v) Neither IMH nor, to the knowledge of IMH, any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                (e) Any certificate required by this Agreement that is signed by any officer of the Company, ICCC, the Manager or IMH and delivered to the Underwriters or counsel for the Underwriters shall be deemed a representation and warranty by the Company, ICCC, the Manager or IMH, as the case may be, to the Underwriters, as to the matters covered thereby.

          4.  Other Agreements.
              ----------------

                (a) The Company covenants with several Underwriters as follows:

                       (i) The Company will use its best efforts to cause the Registration Statement to become effective under the Securities Act and will advise the Underwriters promptly as to the time at which any amendments to the Registration Statement become effective. The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                       (ii) The Company will notify the Underwriters immediately, and confirm the no tice in writing, (A) of the filing of any amendments to the Registration Statement or any amendment or supplement to the Prospectus and the effectiveness of any amendment to the Registration Statement, (B) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information,
     (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (E) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction. The Company will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to or in connection with said Rule 430A and to notify the Underwriters promptly of all such filings.

                      (iii) The Company will give the Underwriters notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus each of the Underwriters, and will furnish each of the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Underwriters or counsel for the Underwriters shall reasonably object.

                       (iv) The Company will, without charge, deliver to the Underwriters, as soon as practicable, the number of copies of the Registration Statement in effect as of the Effective Date and of each amendment thereto as it may reasonably request from time to time thereafter, in each case with the exhibits filed therewith.

                        (v) The Company will, without charge, furnish to the Underwriters, from time to time during the period when the Prospectus is required to be delivered in connection with the public offering under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

                       (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it was made, the Company will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Underwriters a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters), at the Company's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circum stances existing at the time it was made, not misleading.

                      (vii) The Company will endeavor, in cooperation with the Underwriters and their counsel, to assist such counsel to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may request; provided, however, that the Company will not be obligated to
                  --------  -------
     file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                     (viii) The Company will make generally available to holders of its securities as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of
     Section 11(a) of the Securities Act (including Rule 158 of the Rules and Regulations).

                       (ix) During the period of five years commencing on the Effective Date, the Company will furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

                        (x) For a period of 180 days from the later of the Closing Date and the Option Closing Date, the Company will not, without the prior consent of Painewebber Incor porated, offer or sell, or enter into any agreement to sell, any equity or equity-related securities of the Company, other than Shares issued in reinvestment of dividends or distributions and options issued pursuant to an option plan.

                       (xi) The Company will use the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application on the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

                      (xii) The Company will use its best efforts to cause the Shares to be duly authorized for listing by the American Stock Exchange prior to the time the Shares are issued.

                     (xiii) The Company will use its best efforts to qualify as a REIT under the Code.

                      (xiv) The Company will not use the proceeds of the sale of the Shares in such a manner as to require the Company to be registered under the Investment Company Act.

                       (xv) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which shall constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                      (xvi) During the period of 180 days commencing at the Closing Date or, if later, at the Option Closing Date, the Company will not, without the prior written consent of PaineWebber Incorporated, grant options to purchase shares of Common Stock at a price less than the market price of the Common Stock at the time such options are granted.

                     (xvii) The Company will not, and the Company will cause each officer or director of the Company who is a beneficial owner of more than 5% of the outstanding shares of Common Stock to enter into agreements with the Company to the effect that they will not, for a period of 180 days after the commencement of the public offering of the shares, without prior written consent of PaineWebber Incorporated, sell, contract to sell, grant any option to sell or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Securities Act to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which they are, or may in the future become, the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange
     Act), other than pursuant to stock option plans or in connection with other em-ployee incentive compensation arrangements or the Company's dividend reinvestment plan.

                    (xviii) The Company will not invest in futures contracts, options on futures contracts or options on commodities unless the Company and the Manager are exempt from the registration requirements of the Commodity Exchange Act, as amended (the "Commodity Act"), or otherwise comply with the Commodity Act. Neither the Company nor the Manager will engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act.

                      (xix) Any servicing agreements entered into by the Company after the Effective Date will contain terms consistent with those described for "Servicing Agreements" (as such term is defined in the Prospectus under the caption "Business -- Servicing").

                   (b) Each of the Company, ICCC, the Manager and IMH, as the case may be, covenants with the Underwriters as follows:

                        (i) The Company, ICCC, the Manager and IMH will not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that any action in connection with the Company's dividend reinvestment plan will not be deemed to be within the meaning of this Section 4(b).

                       (ii) Each of ICCC, the Manager and IMH shall notify the Underwriters and the Company of the occurrence of any material events respecting the Manager, ICCC or IMH, as the case may be, and, if as the result of any such event it is necessary, in the reasonable opinion of counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser, ICCC, the Manager or IMH, as the case may be, will forthwith supply such information to the Company as shall be necessary for the Company to prepare an amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

                      (iii) IMH will not, for a period of 180 days commencing at the Closing Date, or, if later, at the Option Closing Date, without the prior written consent of PaineWebber Incorporated, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Securities Act to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which they are, or may in the future become, the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange
     Act), other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements.

                       (iv) On the Closing Date, IMH will contribute to the Company all of the ICCC Preferred Stock in exchange for 95,000 shares of ICH Class A Stock.

                        (v) The Manager will not engage in any activity which would require the Manager to register as an investment adviser under the Investment Advisers Act of 1940 or to register as a commodity trading advisor under the Commodity Act.

          5.  Payment of Expenses.
              -------------------

               (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares, (iii) the fees and disbursements of the Company's counsel (including the fees and disbursements of local counsel, if any) and accoun tants, (iv) the qualification of the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees and the fees relating to the preparation of the Blue Sky Survey by counsel to the Underwriters, (v) the printing or other production and delivery to the Underwriters of copies of the Registration Statement as in effect on the Effective Date and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and other production and delivery of copies of the Blue Sky Survey, (vii) the fees and expenses incurred with respect to filing with the National Association of Securities Dealers, Inc., (viii) the fees and expenses incurred in connection with the listing of the Shares on the American Stock Exchange, (ix) the printing or other production, mailing and delivery expenses incurred in connection with the Offering Materials, the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire and (x) the fees and expenses incurred with respect to the transfer agent for the Shares.

               (b) In addition to any fees that may be payable to the Underwriters under this Agreement, the Company agrees to reimburse the Underwriters upon request made from time to time for its reasonable expenses incurred in connection with their activities under this Agreement, including the reasonable fees and disbursements of their legal counsel (including Blue Sky fees and expenses which are paid directly by the Company), in an amount up to $200,000.

               (c) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, the Company agrees to reimburse the Underwriters for their reasonable out-of-pocket expenses in-curred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Underwriters. In the event the transactions contemplated hereunder are not consummated, the Company agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this
Section 5 which the Company would have paid if such transactions had been consummated.

          6.  Conditions of the Underwriters' Obligations.  The obligations of
              --------------------------------------------
the Underwriters hereunder are subject to the accuracy of the respective representations and warranties of the Company, ICCC, the Manager and IMH contained herein, to the performance by such parties of their respective obligations hereunder, and to the following further conditions:

               (a) Notification that the Registration Statement has become effective shall be received by the Underwriters not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Underwriters and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

               (b)   (i)   No stop order suspending the effectiveness of the
Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and the Option Closing Date, and signed by the Chief Executive

Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief, to the effect of clauses (i),
(ii) and (iii)).

               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, capital stock, indebtedness, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) none of the Company or any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or ot her governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

               (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against IMH, the Manager or the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding, an unfavorable ruling, decision or finding could materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or the ability of the (i) Company, ICCC and IMH to consummate the transactions contemplated by the Contribution Transactions, (ii) the Company to fulfill its obligation under the Company Agreements, (iii) ICCC to fulfill its obliga-tions under the ICCC Agreements, (iv) the Manager to fulfill its obligations under the Manager Agreements, or (v) IMH to fulfill its obligations under the IMH Agreements.

               (e) Each of the representations and warranties of the Company, ICCC, the Manager and IMH contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date and all covenants and agreements herein contained to be performed on the part of the Company, ICCC, the Manager or IMH and all conditions herein contained to be fulfilled or complied with by the Company, ICCC, the Manager or IMH at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

               (f) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters, from Freshman, Marantz, Orlanski, Cooper & Klien, counsel to the Company, ICCC, the Manager and IMH, to the effect set forth in Exhibit B.

               (g) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Underwriters.

               (h) On the date of the Prospectus, the Accountants shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that they are independent accountants with respect to the Company as required by the Securities Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, at the Option Closing Date, the Accountants shall have furnished to the Underwriters a letter, dated the date of delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and, as to the Option Shares, the Option Closing Date, which would require any change in their letter dated the date of the Prospectus.

               (i) At the Closing Date and, as to the Option Shares, at the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                     (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificates delivered at the Closing Date, and, as to any Option Shares, at the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                     (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                     (iii) Each of the covenants re quired herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

               (j) On the Closing Date and, as to any Option Shares, on the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and Chief Financial Officer of ICCC, in form and substance satisfactory to the Underwriters to the effect that:

                     (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects insofar as they relate to ICCC, and do not omit to state a material fact relating to ICCC required to be stated therein or necessary in order to make the statements therein relating to ICCC not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and, as to any Option Shares, at the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein relating to ICCC not untrue or misleading in any material respect.

                     (ii) Each of the representations and warranties of ICCC contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                     (iii) Each of the covenants required herein to be performed by ICCC on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by ICCC on or prior to the date of such certificate has been duly, timely and fully complied with.

               (k) On the Closing Date and, as to any Option Shares, on the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Manager, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects insofar as they relate to the Manager and do not omit to state a material fact relating to the Manager required to be stated therein or necessary in order to make the statements therein relating to the Manager not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and, as to any Option Shares, at the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein relating to the Manager not untrue or misleading in any material respect.

                     (ii) Each of the representations and warranties of the Manager contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                     (iii) Each of the covenants required herein to be performed by the Manager on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by ICCC on or prior to the date of such certificate has been duly, timely and fully complied with.

               (l) On the Closing Date, and as to any Option Shares, on the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the

Chief Executive Officer and the Chief Financial Officer of IMH, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents ar true and correct in all material respects insofar as they relate to IMH and do not omit to state a material fact relating to IMH required to be stated therein relating to IMH not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date, and as to any Option Shares, at the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein relating to IMH not untrue or misleading on any material respect.

                     (ii) Each of the representations and warranties of IMH contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                     (iii) Each of the covenants required herein to be performed by IMH on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by IMH on or prior to the date of such certificate has been duly, timely and fully complied with.

               (m) The Shares shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

               (n) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

               (o) The Company, ICCC, the Manager and IMH shall have executed and delivered to each other party thereto the Company Agreements, the ICCC Agreements, the Manager Agreements and the IMH Agreements, as the case may be.

               (p) The Company, ICCC, the Manager and IMH shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and, as to any Option Shares, at the Option Closing Date, of the representations and warranties of the Company, ICCC, the Manager and IMH herein, as to the performance by the Company, ICCC, the Manager and IMH of their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to its obligations hereunder of the Underwriters.

          7.  Indemnification and Contribution.
              --------------------------------

               (a) Each of the Company and the Manager, jointly and severally will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any docu-ments filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Manager shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company and the Manager might otherwise have.

               (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible to any amount in excess of the Underwriting discounts and commission received by such Underwriter.

               (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (and of more than one separate firm admitted to practice in any other relevant jurisdiction) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 7(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Manager or the Underwriters, the Company, the Manager and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company and the Manager from persons other than the Underwriters, such as persons who control the Company or the Managers within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Manager and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Manager on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the public offering (before deducting expenses) received by the Company bear to the total fees received by the Underwriters in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Manager, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Manager or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be deter mined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purpose of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the fees received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). Except for a settlement entered into pursuant to the last sentence of Section 7(d) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefor or (iii) any termination of this Agreement.

               (f) The Company and the Manager acknowledge for all purposes of this Agreement, the legend, if any, regarding stabilization set forth on the inside front cover page of the Prospectus, the names of the Underwriters and the amounts of the selling concession and reallowance set forth in the Prospectus under the caption "Underwriting" and the identification of counsel to the Underwriters in the Prospectus under the caption "Legal Matters" constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus.

               (g) The Company and the Manager agree to indemnify each Underwriter and controlling persons thereof to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections (a), (b), (c), (d) and (e) of this
Section 7.

          8.  Representations, Warranties and Agreements to Survive Delivery.
              --------------------------------------------------------------
The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of ICCC, of the Manager, of IMH and of the Underwriters set forth in or made pursuant to this Agreement shall survive the Closing Date and, if later, the Option Closing Date, and will remain in full force and effect, regardless of any investigation made by or on behalf of Underwriters or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the public offering. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

          9.  Termination of Agreement.  The obligations of the several
              ------------------------
Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Underwriters, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Underwriters, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the National Association of Securities Dealers Automated Quotation National Market System, (ii) trading in securities generally on the New York Stock Exchange or American Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Underwriters, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

          10.  Substitution of Underwriters.  If any one or more of the
               ----------------------------
Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such nondefaulting Underwriters have so agreed to purchase, or in such other proportions as the Underwriters may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Underwriters and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this
Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          11.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated, Attn: Halle Benett, 1285 Avenue of the Americas, New York, New York 10019; or, if sent to the Company or ICCC, will be mailed, delivered or telegraphed and confirmed to them at: IMH Commercial Holdings, Inc., 20871 Irvine Avenue, Santa Ana Heights, California 92707, Attn: Joseph R. Tomkinson, Chief Executive Officer; or, if sent to the Manager, will be mailed, delivered or telegraphed and confirmed in writing to: RAI Advisors, LLC, 20371 Irvine Avenue, Santa Ana Heights, California 92707, Attn: Joseph R. Tomkinson, Chief Executive Officer, or, if sent to IMH, will be mailed, delivered or telegraphed and confirmed in writing to: Imperial Credit Mortgage Holdings, 20371 Irvine Avenue, Santa Ana Heights, California

92707, Attn:  Joseph R. Tomkinson, Chief Executive Officer.

          12.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and will inure to the benefit of the officers, trustees, directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13.  Applicable Law.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED
               --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES THEREOF.

          14.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          15.  Severability.  In case any provision in this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          16.  Amendments.  This Agreement may not be amended or otherwise
               ----------
modified, nor may any provision hereof be waived, except by an instrument in writing signed by the Underwriters, the Company, ICCC, the Manager and IMH.

          If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, ICCC, the Manager, IMH and the Underwriters.


                                       Very truly yours,


IMH COMMERCIAL                         IMPERIAL COMMERCIAL
HOLDINGS, INC.                         CAPITAL CORPORATION



By: __________________________         By: ___________________________
Name:                                  Name:
Title:                                 Title:


RAI ADVISORS, LLC                      IMPERIAL CREDIT MORTGAGE
                                       HOLDINGS, INC.



By: __________________________         By: ___________________________
Name:                                  Name:
Title:                                 Title:


The foregoing Agreement is hereby confirmed and accepted, on behalf of the Underwriters, as of the date first above written.

PAINEWEBBER INCORPORATED               STIFEL, NICOLAUS & COMPANY
                                       INCORPORATED



By: __________________________         By: ___________________________
Name:                                  Name:
Title:                                 Title:

EVEREN SECURITIES, INC.                OPPENHEIMER & CO., INC.



By: __________________________         By: ___________________________
Name:                                  Name:
Title:                                 Title:

                                                                      SCHEDULE I

                                 UNDERWRITERS


                                         Number of
 Underwriter                             Firm Shares
 -----------                             -----------

 PaineWebber Incorporated
 Stifel, Nicolaus & Company
   Incorporated
 EVEREN Securities, Inc.
 Oppenheimer & Co., Inc.



                                         5,000,000
                                         =========

                                                                       EXHIBIT A


                         IMH COMMERCIAL HOLDINGS, INC.


                         PRICE DETERMINATION AGREEMENT
                         -----------------------------

                                                                          [DATE]


PAINEWEBBER INCORPORATED
STIFEL, NICOLAUS & COMPANY INCORPORATED
EVEREN SECURITIES, INC.
OPPENHEIMER & CO., INC.

c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

          Reference is made to the Underwriting Agreement, dated August __, 1997 (the "Underwriting Agreement"), among IMH Commercial Holdings, Inc., a Maryland corporation (the "Company") and PaineWebber Incorporated, Stifel, Nicolaus & Company Incorporated and EVEREN Securities, Inc. and Oppenheimer & Co., Inc. (as representatives of the several underwriters, collectively, the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's common stock, par value $.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement

          Pursuant to Section 1 of the Underwriting Agreement, the Company agrees with the Underwriters as follows:

          1. The initial public offering price per share for the Firm Shares shall be $________.

          2. The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $_______ representing an amount equal to the initial public offering price set forth above, less $____ per share.

          3. Any Underwriter may allow, and any dealer may reallow, a concession, not in excess of $____ per share, to any Underwriter or to certain other dealers.

          The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

          As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles of such state.

          If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                       Very truly yours,

                                       IMH COMMERCIAL HOLDINGS, INC.



                                       By: ___________________________
                                           Name:
                                           Title:

Confirmed as of the date
first above mentioned:

PAINEWEBBER INCORPORATED
STIFEL, NICOLAUS & COMPANY INCORPORATED
EVEREN SECURITIES, INC.
OPPENHEIMER & CO., INC.


PAINEWEBBER INCORPORATED

By: __________________________
    Name:
    Title:

STIFEL, NICOLAUS & COMPANY INCORPORATED


By: __________________________
    Name:
    Title:


EVEREN SECURITIES, INC.


By: __________________________
    Name:
    Title:


OPPENHEIMER & CO., INC.


By: __________________________
    Name:
    Title:

                                                                       EXHIBIT B

                                  OPINION OF
                  FRESHMAN, MARANTZ, ORLANSKI, COOPER & KLEIN

          1. The Company meets the requirements for use of Form S-11 under the Securities Act and the Rules and Regulations.

          2. The Company and each Subsidiary (including ICCC) has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of incorporation; the Company and each Subsidiary (including ICCC) has full power and authority to conduct all the respective activities conducted by them, to own or lease the assets owned or leased respectively by them and to conduct their respective business as described in the Registration Statement and the Prospectus; the Company and each Subsidiary (including ICCC) and are duly qualified to do business in each jurisdiction wherein they own or lease real property or in which the conduct of their business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect upon the Company or any of its Subsidiaries.

          3. All of the outstanding shares of the capital stock of the Subsidiaries, including but not limited to the ICCC Preferred Stock, have been duly authorized and validly issued and are fully paid and non-assessable. Except for the stock of the Subsidiaries and as disclosed in the Registration Statement, to our best knowledge after due inquiry, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

          4. All of the outstanding shares of the capital stock of the Company, including but not limited to the Company's Restricted Shares, the ICH Class A Stock and the ICH Preferred Stock, have been duly authorized, validly issued, fully paid and non-assessable and are not subject to any preemptive or similar right. The Shares have been duly authorized by all requisite action on the part of the Company for issuance and sale pursuant to the terms of the public offering and, when issued and delivered by the Company pursuant to the terms of the public offering against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of the Shares is not subject to any preemptive rights. Except as set forth in the Prospectus, to our best knowledge after due inquiry, there are no options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations. The description of the Company's dividend reinvestment plan, stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately presents the information required to be shown with respect to such plans, arrangements, options and rights.

          5. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, and as to any Option Shares the Option Closing Date, to our best knowledge after due inquiry (A) there has not been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoever, (B) neither the Company nor any of its Sub sidiaries has incurred any material liabilities or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to the Underwriting Agreement and the transactions referred to herein and (C) the Company has not paid or declared any dividends or other distributions of any kind on any class of its capital stock.

          6. Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus under the caption "Business" will not be, an "investment company," an entity "controlled" by an "investment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act.

          7. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to our knowledge after due inquiry, threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

          8. The Company and each of its Subsidiaries has (A) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (B) complied in all respects with all laws, regulations and orders applicable to it or its business and (C) performed all obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, the effect of any of which, individually or in the aggregate, might result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any provision of its charter or by-laws.

          9. The Company has full corporate power and authority to enter into the Underwriting Agreement, the Management Agreement, dated August__, 1997 (the "Management Agreement"), between the Company and the Manager, the Servicing Agreement, dated August __, 1997 (the "Servicing Agreement"), between the Company and ICCC, the Non-Competition Agreement dated August __, 1997 (the "Non-Competition Agreement") between the Company and IMH, the Right of First Refusal Agreement, dated August __, 1997 (the "Right of First Refusal Agreement") between the Company, the Manager and IMH and the Contribution Agreement. The Management Agreement, the Servicing Agreement, the Contribution Agreement, the Right of First Refusal Agreement and the Non-Competition Agreement are collectively referred to as the "Company Agreements." Each of the Underwriting Agreement and the Company Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by the Company of, and the performance by the Company of its obligations under, each of the Underwriting Agreement and the Company Agreements, the consummation of the transactions contemplated by the Underwriting Agreement and the Company Agreements and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or by-laws of the Company or any of its Subsidiaries, any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

          10. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Underwriting Agreement or the Company Agreements by the Company or in connection with the taking by the Company of any other action contemplated by the Underwriting Agreement and the Company Agreements, except such as have been obtained under the Securities Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares. All references in this opinion to the Underwriting Agreement shall include the Price Determination Agreement.

          11. The Company and each of its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it (including the assets contributed, sold or transferred to the Company pursuant to the terms of the Contribution Agreement), free and clear of all liens, charges, encumbrances, mortgages, security interests, claims or restrictions, except such as are described in, or contemplated by, the Prospectus. The Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries.

          12. There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiaries and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

          13. The Shares have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

          14. To our knowledge after due inquiry, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name; and the use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

         [15. Based upon our knowledge of the operations of the Company, the Company has conducted its operations in a manner so as to enable it to elect to be qualified as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code").]

          16. The Company has complied with all of the provisions of (including, without limitation, filing all forms required by) Section 517.075 of the Florida Securities and Investor Protection Act and Regulation 3E900.001 issued thereunder with respect to the offering and sale of the Shares.

          17. Neither the Company nor any of its Subsid iaries, if operated in the manner described in the Prospectus under the caption "Business," will be a "broker" within the meaning of Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a "dealer" within the meaning of
Section 3(a)(5) of the Exchange Act or required to be registered pursuant to
Section 15(a) of the Exchange Act.

          18. ICCC has full corporate power and authority to enter into the Underwriting Agreement, the Servicing Agreement, the Lease Agreement dated as of _____, 1997 between ICCC and ______ (the "Lease Agreement") and the Contribution Agreement. The Servicing Agreement, the Lease Agreement, the Contribution Agreement, and any other Company Agreements to which ICCC is a party are collectively referred to as the "ICCC Agreements." Each of the Underwriting Agreement and the ICCC Agreements has been duly authorized, executed and delivered by ICCC and constitutes a valid and binding agreement of ICCC and is enforceable against ICCC in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by ICCC of, and the performance by ICCC of its obligations under, each of the Underwriting Agreement and the ICCC Agreements, the consummation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of ICCC pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or by-laws of ICCC, any contract or other agreement to which

ICCC is a party or by which ICCC or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of ICCC the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

          19. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of the Underwriting Agreement or the ICCC Agreements by ICCC or in connection with the taking by ICCC of any other action contemplated hereby or thereby, except such as have been obtained.

          20. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to our best knowledge after due inquiry, threatened against or affecting ICCC or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

          21. The Manager has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of incorporation, has full power and authority to conduct all the activities conducted by it, to own or lease the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business in each jurisdiction wherein it own, or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect.

          22. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, and as to any Option Shares, the Option Closing Date, to our knowledge after due inquiry, (A) there has not been any change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Manager, arising for any reason whatsoever and (B) the Manager has not incurred any material lia-bilities or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to the Underwriting Agreement and the transactions referred to herein.

          23. The Manager, if operated in the manner described in the Prospectus under the caption "Business" and "REIT Advisors, Inc." will not be an "investment adviser," as such term is defined in the Investment Advisers Act of 1940.

          24. Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to our knowledge after due inquiry, threatened against or affecting the Manager or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might result in a Material Adverse Effect.

          25. The Manager has (A) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (B) complied in all respects with all laws, regulations and orders applicable to it or its business and (C) performed all its obligations required to be performed by it, and is not in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, the effect of any of which, individually or in the aggregate, might result in a Material Adverse Effect. The Manager is not in violation of any provision of its charter or by-laws.

          26. The Manager has full corporate power and authority to enter into the Underwriting Agreement, the Right of First Refusal Agreement, the Submanagement Agreement dated as of August ___, 1997 between the Manager and ICH and ICCC (collectively the "Submanagement Agreements"). The Management Agreement, the Right of First Refusal Agreement, the Submanagement Agreement and each other Company Agreement to which the Manager is a party are collectively referred to as the "Manager Agreements." Each of the Underwriting Agreement and the

Manager Agreements has been duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager and is enforceable against the Manager in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by the Manager of, and the performance by the Manager of its obligations under, each of the Underwriting Agreement and the Manager Agreements, the consummation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Manager in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Manager pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the Articles of Organization or operating agreement of the Manager, any contract or other agreement to which the Manager is a party or by which the Manager or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Manager the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

          27. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of the Underwriting Agreement or the Manager Agreements by the Manager or in connection with the taking by the Manager of any other action contemplated hereby or thereby, except such as have been obtained.

          28. IMH has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of incorporation, has full power and authority to conduct all the activities conducted by it, to own or lease the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect.

          29. IMH has full corporate power and authority to enter into the Underwriting Agreement, the Tax Agreement, Non-Competition Agreement, the Right of First Refusal Agreement, the Contribution Agreement and the Submanagement Agreement with the Manager. The Tax Agreement, the Contribution Agreement, the Right of First Refusal Agreement, the Non-Competition Agreement, the Submanagement Agreement and any other Company Agreements to which IMH is a party are collectively referred to as the "IMH Agreements." Each of the Underwriting Agreement and the IMH Agreements has been duly authorized, executed and delivered by IMH and constitutes a valid and binding agreement of IMH and is enforceable against IMH in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The execution and delivery by IMH of, and the performance by IMH of its obligations under, each of the Underwriting Agreement and IMH Agreements, the consummation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of IMH pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter or by-laws of IMH, any contract or other agreement to which IMH is a party or by which IMH or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of IMH the effect of any of which, individually or in the aggregate, would be to have a Material Adverse Effect.

          30. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the IMH Agreements by or in connection with the taking by IMH of any other action contemplated hereby or thereby, except such as have been obtained.

          In addition, while we have not ourselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of our review and discussion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Company, ICCC, the Manager and IMH and their independent accountants, no facts have come to our attention which cause us to believe that the Registration Statement, on the Closing Date, and as to any Option Shares, on the Option Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Closing Date, and as to any Option Shares, on the Option Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.